EXHIBIT 10.27.1+
AMENDMENT NO. 1 TO SERVICES AGREEMENT

This Amendment No. 1 (“Amendment”) is made on May 22, 2018 (“Amendment Effective Date”) to the Services Agreement by and between Telenav, Inc. (“Supplier”) and General Motors Holdings, LLC (“Customer”) effective February 1, 2017 (the “Agreement”). Supplier and Customer are each referred to herein as a “Party” and, collectively, as the “Parties.”
Supplier and Customer wish to amend the Agreement to reflect pricing for the Services for [*****] and [*****], to clarify certain rights and responsibilities of the Parties, and to include other conforming changes as reflected in this Amendment.
Capitalized terms not defined in this Amendment shall have the meanings ascribed to them in the Agreement. In the event of a conflict between any term of this Amendment and the Agreement, the terms of this Amendment shall control.
In consideration of the covenants and agreements set forth herein and for other good and valuable consideration received and acknowledged, the Parties agree as follows:
AGREEMENT
Item 1. Section 3. Compensation; Payment; Taxes, is amended by insertion of the following text at the end of the subsection A. Compensation:

“Where [*****] (“[*****]”) cancel their subscriptions for Connected Nav Services for any reason within [*****] following activation of such service (“Authorized Cancellations”), Supplier will [*****] to Customer the [*****] charged by Supplier to Customer relating to subscriptions that resulted in Authorized Cancellation. New [*****] subscriptions and Authorized Cancellations will be reflected in Customer’s [*****] Reporting of Connected Nav Subscriptions as set forth in Exhibit C to this Agreement. To minimize the risk of [*****] costs, Supplier will [*****] deliver [*****] to an [*****] during the [*****] following activation of his/her paid subscription for Connected Nav Services, based on the entitlements reported by the GM Subscription Management API.”

Item 2. Exhibit A, Statement of Work, is hereby amended to include the following text at the end of bulleted paragraph labelled [*****]:

“For the avoidance of doubt, the terms under [*****] and [*****] of the [*****] dated [*****] and [*****] – [*****] - [*****] will be read with the following clarifications:

Supplier will use commercially reasonable efforts to limit the delivery of [*****] and [*****] to [*****] (“[*****]”) such that: (i) the frequency of [*****] does not exceed [*****]; (ii) the [*****] for any [*****] file [*****] does not exceed [*****]; (iii) when [*****] are required for an [*****]’s [*****], the total [*****] download [*****] shall not exceed [*****], the content of which shall be mutually predetermined by the Parties; and (iv) the definition of [*****]a for [*****] will be determined using a [*****] surrounding the [*****]’s [*****], where such [*****] typically [*****] an [*****] of up to [*****]. ”

Item 3. Exhibit A, Statement of Work, is amended to include the following text immediately following the [*****] embedded on the [*****] of the Statement of Work.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
Amendment 1 to Services Agreement

“[*****] Levels by Activity

The table below lists by URL the [*****] through the Connected Nav Services (each, an “[*****]”) along with the [*****] and [*****] of [*****] by the [*****] in response to an [*****] (“[*****]” and “[*****],” respectively). Supplier will ensure that [*****] by an [*****] does not exceed the [*****] for such [*****].

Promptly after the end of each calendar quarter during the Term, Supplier shall report to Customer values representing: (a) the [*****] by [*****] on a [*****] basis during the [*****] (“[*****]”) and (b) the [*****] by [*****] using Connected Nav Services (“[*****]”) during the [*****]. Supplier will also report whether any [*****] exceeded the [*****] for such [*****] during such [*****].

If either (x) the [*****] for any [*****] exceeds the [*****] for such [*****] by a [*****] (“[*****]”), or (y) the reported [*****] exceeds an [*****] of [*****] per [*****] in any [*****] (an “[*****]”), the Parties will promptly meet to identify and correct the cause(s) of such [*****] or [*****].

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
Amendment 1 to Services Agreement (2018)

[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]		[*****]

Notwithstanding anything to the contrary in this Statement of Work, Customer reserves the right to reject any [*****], new [*****], or [*****] in the event Customer believes such change will [*****] impact Customer’s [*****] with respect to [*****] without sufficient offsetting benefits to end users.”

Item 4. Exhibit C, Pricing and Compensation, is deleted in its entirety and replaced with the Exhibit C attached hereto as Appendix A.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
Amendment 1 to Services Agreement (2018)

Item 5. Any provision of the Agreement not specifically modified by this Amendment shall remain in full force and effect.
In Witness Whereof, the parties have caused this Amendment to be signed below by their duly authorized representatives as of the Amendment Effective Date set forth above.

Telenav, Inc.                     General Motors Holdings, LLC

By: /s/ Michael Strambi                By: /s/ Santiago A. Chamorro

Name: Michael Strambi                Name: Santiago A. Chamorro

Title: Chief Financial Officer                Title: VP, GCCX

Date: 9/11/18                        Date: 7/30/2018

Appendix A: Exhibit C - Pricing and Compensation

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
Amendment 1 to Services Agreement (2018)

Exhibit C

Appendix A
Pricing and Compensation

[*****] Pricing: Pricing for Services to be delivered to Customer vehicles during [*****]s is based on purchase contracts between Customer and Supplier under the Product 1 Terms and any modifications to the Product 1 Terms under [*****] process, and shall be subject to the terms of this Agreement.

[*****] License Fees for [*****]:

[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

[*****] License Fees for [*****]

[*****]

[*****] Report of Connected Nav Subscriptions
On or before the [*****] of each [*****], Customer shall deliver a written report reflecting:

1.	New subscriptions commenced during the [*****], sorted by [*****] and [*****] of subscription ([*****])
2.[*****] subscriptions continued from the previously reported [*****]

3.	Authorized Cancellations during the previous [*****]

[*****] Report of [*****]

On or before the [*****] following the [*****] of each [*****], Supplier shall deliver a written report reflecting values accrued during the [*****] for:

1.	[*****], including an indication of [*****] by any [*****] that exceeded the [*****] for such [*****].

2.	[*****], meaning [*****] by [*****] using Connected Nav Services.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
Amendment 1 to Services Agreement